Virtus KAR Capital Growth Series and Virtus Strategic Allocation Series (the “Series”),

each a series of Virtus Variable Insurance Trust

Supplement dated September 29, 2023 to the Series’ Summary Prospectuses and

Statutory Prospectuses, each dated April 28, 2023, as supplemented

Important Notice to Investors

Effective October 1, 2023, Noran Eid will be added as a portfolio manager of Virtus KAR Capital Growth Series and Virtus Strategic Allocation Series.

Virtus KAR Capital Growth Series

The following disclosure will be added under “Portfolio Management” in the summary prospectus, and in the summary section of the statutory prospectus for the Series:

> Noran Eid, Portfolio Manager and Senior Research Analyst at KAR. Ms. Eid has served as a portfolio manager of the Series since October 2023.

In the Management of the Series section under “Portfolio Management” on page 6 of the Series’ statutory prospectus, the portfolio manager biographies will be amended by adding the following for Noran Eid:

Noran Eid. Ms. Eid is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for mid-cap growth and large-cap portfolios in the consumer discretionary, information technology, and health care sectors. Before joining KAR in May 2018, Ms. Eid was an investment analyst with Sands Capital Management from (2013 to 2017). She has approximately 11 years of equity research experience.

Virtus Strategic Allocation Series

The following disclosure will be added under “Portfolio Management” in the summary prospectus, and in the summary section of the statutory prospectus for the Series:

> Noran Eid, Portfolio Manager and Senior Research Analyst at KAR. Ms. Eid has served as a portfolio manager of the Series since October 2023.

In the Management of the Series section under “Portfolio Management” on page 10 of the statutory prospectus, the management of the domestic equity investments section will be replaced with the following:

Chris Armbruster, CFA, Noran Eid and Doug Foreman, CFA, of KAR manage the domestic equity investments of the Series (since April 2020, October 2023 and September 2016, respectively).

Chris Armbruster, CFA. Mr. Armbruster is a portfolio manager and research analyst at KAR with primary research responsibilities for the large-capitalization consumer discretionary, health care, and information technology sectors. Before joining Kayne Anderson Rudnick in 2013, Mr. Armbruster worked at B. Riley & Co. as an associate analyst covering special situations, and at Al Frank Asset Management as a vice president in equity research. He has approximately 17 years of investment industry experience.

Noran Eid. Ms. Eid is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for mid-cap growth and large-cap portfolios in the consumer discretionary, information technology, and health care sectors. Before joining KAR in May 2018, Ms. Eid was an investment analyst with Sands Capital Management from (2013 to 2017). She has approximately 11 years of equity research experience.

Doug Foreman, CFA. Mr. Foreman is Chief Investment Officer (since January 2014), playing a leadership role in KAR’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne Anderson Rudnick in 2011, Mr. Foreman was Director of Equities at HighMark Capital Management and before that he was Group Managing Director and Chief Investment Officer of U.S. equities at Trust Company of the West (TCW). He has approximately 36 years of investment experience.

All other disclosures concerning the Series, including fees, expenses, investment objective, strategies and risks remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8501-8507 KAR PM Addition (9/2023)

Virtus KAR Capital Growth Series and Strategic Allocation Series (the “Series”),

each a series of Virtus Variable Insurance Trust

Supplement dated September 29, 2023 to the Virtus Variable Insurance Trust

Statement of Additional Information (“SAI”) dated April 28, 2023, as supplemented

Important Notice to Investors

Effective October 1, 2023, Noran Eid will be added as a portfolio manager of Virtus KAR Capital Growth Series and Virtus Strategic Allocation Series.

The disclosure in the table under “Portfolio Managers” on page 85 of the SAI will be amended by adding Ms. Eid in the row for Virtus KAR Capital Growth Series and in the row for Virtus Strategic Allocation Series (equity portion only).

The disclosure in the “Other Accounts Managed (No Performance-Based Fees)” table on page 86 of the SAI will be amended by adding a row showing the information for Ms. Eid to reflect the following information and associated footnotes:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Noran Eid (*)(**)	0	N/A	0	N/A	1	$3.0 million

(*) These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.

(**) As of August 31, 2023. Ms. Eid became a Portfolio Manager of the KAR Capital Growth Series and Strategic Allocation Series effective October 1, 2023.

The disclosure in the table under “Portfolio Manager Series Ownership” on page 88 of the SAI will be amended adding rows showing the information for Ms. Eid to reflect the following information and an associated footnote:

Portfolio Manager	Series	Dollar Range of Equity Securities Beneficially Owned in Series Managed	Dollar Value of Financial Exposure Through Similar Strategies
Noran Eid (*)	KAR Capital Growth Series	None	None
	Strategic Allocation Series	None	None

(*) As of August 31, 2023. Ms. Eid became a Portfolio Manager of the KAR Capital Growth Series and Strategic Allocation Series effective October 1, 2023.

Investors should retain this supplement with the SAI for future reference.

VVIT 8501B-8507B KAR PM Addition (9/2023)